Exhibit 23
                                                                      ----------


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.'s 333-09717, 333-91131, 333-48816 and 333-48818 of Union Acceptance Corporation
on Form S-8 of our report dated July 20, 2001 appearing in the Annual Report on Form 10-K of Union Acceptance Corporation for the year ended June 30, 2001.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Indianapolis, Indiana
September 21, 2001